Exhibit 99.1

DELAWARE PUBLIC SERVICE COMMISSIONER ISSUES ORDER APPROVING

EXELON AND PEPCO HOLDINGS INC. MERGER

CHICAGO and WASHINGTON, D.C. (June 2, 2015) – The Delaware Public Service Commission (PSC) today issued an order approving the merger between Exelon Corporation (NYSE: EXC) and Pepco Holdings Inc. (NYSE: POM) upon the terms set forth in the parties’ application, as amended by the Amended Settlement Agreement filed with the PSC on April 7, 2015. This action follows the Commission’s deliberations on May 19, 2015, when the Commission voted to approve the Amended Settlement Agreement. Today’s order approves the merger and authorizes the consummation of the merger. A further order with the PSC’s specific grounds for approval will follow at a later date. The companies announced their proposed merger on April 30, 2014, and submitted their application to merge to the PSC on June 18, 2014.

The Amended Settlement Agreement was filed by Exelon, PHI and Delmarva Power on April 7, 2015, and signed by PSC Staff, the Delaware Public Advocate, the Department of Natural Resources and Environmental Control (DNREC), the Delaware Sustainable Energy Utility, the Mid-Atlantic Renewable Energy Coalition and the Clean Air Council. The terms provide more than $42 million in direct benefits, deliver significant economic benefits to Delaware and Delmarva Power customers, promote energy efficiency, increase reliability, support workforce development and promote the public interest.

The merger will bring together Exelon’s three electric and gas utilities – BGE, ComEd and PECO – and Pepco Holdings’ (PHI) three electric and gas utilities – Atlantic City Electric (ACE), Delmarva Power and Pepco – to create the leading mid-Atlantic electric and gas utility.

The merger still requires approval by the Public Service Commission of the District of Columbia.

The transaction was approved by the Maryland Public Service Commission in May, the New Jersey Board of Public Utilities in February, the Federal Energy Regulatory Commission in November, the Virginia State Corporation Commission in October and the PHI stockholders in September. In addition, with the expiration of the U.S. Department of Justice’s review period on Dec. 22, 2014, the Hart-Scott-Rodino Act no longer precludes completion of the merger. The companies expect to complete the merger in the second or third quarter of 2015. For more information about the merger visit www.phitomorrow.com.

About Exelon Corporation

Exelon Corporation (NYSE: EXC) is the nation’s leading competitive energy provider, with 2014 revenues of approximately $27.4 billion. Headquartered in Chicago, Exelon does business in 48 states, the District of Columbia and Canada. Exelon is one of the largest competitive U.S. power generators, with approximately 32,000 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to more than 2.5 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Exelon’s utilities deliver electricity and natural gas to more than 7.8 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO). Follow Exelon on Twitter @Exelon.

About Pepco Holdings Inc.

Pepco Holdings Inc. is one of the largest energy delivery companies in the Mid-Atlantic region, serving about 2 million customers in Delaware, the District of Columbia, Maryland and New Jersey. PHI subsidiaries Pepco, Delmarva Power and Atlantic City Electric provide regulated electricity service; Delmarva Power also provides natural gas service. PHI also provides energy efficiency and renewable energy services through Pepco Energy Services. For more information, visit online: www.pepcoholdings.com.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (2) conditions to the closing of the merger may not be satisfied; (3) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (9) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s First Quarter 2015 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; (3) the definitive proxy statement that PHI filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed merger (as supplemented by PHI’s Form 8-K filed with the SEC on September 12, 2014); (4) PHI’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 16; and (5) PHI’s First Quarter 2015 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements and (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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Media Contacts:	Exelon	Pepco Holdings/Delmarva Power
	Paul Elsberg	Lendel Jones
	312-394-7417	609-402-2141